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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date earliest event reported): August 14, 2001




                         ACCEL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                   0-8162                      31-0788334
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)


 75 West Street, Simsbury, Connecticut                                  06070
(Address of principle executive office)                               (Zip Code)


Registrant's telephone number, including area code: (860)-843-7600)


(Former Name or Former Address, if Changed Since Last Report):  Not applicable.
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                                                                          0-8162

                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS.

     (a) ACCEL International Corporation ("ACCEL" or "the Company" or "the Registrant") is unable to timely file the Quarterly Report on Form 10-Q for the quarter ending June 30, 2001. On April 24, 2001, the Company filed SEC Form 8-K Current Report describing its inability to timely file its Annual Report on Form 10-K for the fiscal year ending December 31, 2000, by its due date (extended) of April 16, 2001, or Form 10-Q for the quarter ending March 31, 2001. At that time ACCEL explained that the audit of the Company's financial statements for the year then ended had not been completed, because the auditors were unable to verify certain of the Company's new subsidiary's books and records. Unless the Registrant is able to close the prior year's audited financials, the Company will be unable to file financial reports for the year 2001.

     (b) The Registrant is unable to meet its current obligations, which exceed its current cash reserve. Unless the Company can successfully negotiate a long-term repayment program or obtain long-term financing, its ability to continue as a going concern is uncertain.

     (c)  Contact: Gerald H. Pastor, President and Chief Executive Officer
                   ACCEL International Corporation, (860) 843-7600




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                                                                          0-8162

                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION             Date: September 6, 2001





By: /s/ Gerald H. Pastor
    ---------------------------------------
        Gerald H. Pastor
        President & Chief Executive Officer



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